                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File No. 333-26297.



                                                   /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
April 3, 1998